EXHIBIT 99.1

                       SECOND LOAN MODIFICATION AGREEMENT

         This Second Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of the Second Loan Modification Effective Date, by and between SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank"), and IBASIS, INC., a Delaware corporation with offices at 20 Second Avenue, Burlington, Massachusetts 01803 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of October 2, 2007, evidenced by, among other documents, a certain Second Amended and Restated Loan and Security Agreement dated as of October 2, 2007 between Borrower and Bank, as modified by a certain First Loan Modification Agreement dated as of April 28, 2008 between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.


2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Security Agreement dated December 30, 2002 granted by Borrower in favor of Bank, as amended and ratified (as so amended and ratified, the "IP Agreement").


Hereinafter, the Loan Agreement and the IP Agreement, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. Modifications to Loan Agreement.


                  I.The Loan Agreement shall be amended by inserting the
                    following definitions appearing alphabetically in Section
                    13.1 thereof:


                           ""Liquidity" is, on any date of measurement, Borrower's unrestricted cash at Bank plus the Availability Amount.

                           "Second Loan Modification Agreement" is that certain Second Loan Modification Agreement, by and between Borrower and Bank, executed as of the Second Loan Modification Effective Date.

                           "Second Loan Modification Effective Date" is the date indicated on the signature page to the Second Loan Modification Agreement"

                  II. The Loan Agreement shall be amended by deleting the
                    following, appearing in Section 2.4(b) thereof, in its entirety:


                           "(b) Performance Pricing. Each of the Prime Rate Margin and the LIBOR Rate Margin shall be adjusted quarterly and shall be applied on and after the first day of each such fiscal quarter as follows: for any fiscal quarter, as of the first day of each such fiscal quarter: (i) if the Total Funded Debt Ratio for the immediately preceding fiscal quarter is less than 1.50:1.00, then the Prime Rate Margin for such fiscal quarter shall be 0.00% and the LIBOR Rate Margin for such fiscal quarter shall be 2.25%, and
                           (ii) if the Total Funded Debt Ratio for the immediately preceding fiscal quarter is equal to or greater than 1.50:1.00, then the Prime Rate Margin for such fiscal quarter shall be 0.50% and the LIBOR Rate Margin for such fiscal quarter shall be 2.75%."

                           and inserting in lieu thereof the following

                           "(b) Performance Pricing. Each of the Prime Rate Margin and the LIBOR Rate Margin shall be adjusted quarterly and shall be applied on and after the first day of each such fiscal quarter as follows: for any fiscal quarter, as of the first day of each such fiscal quarter: (i) if the Total Funded Debt Ratio for the immediately preceding fiscal quarter is less than 1.50:1.00, then the Prime Rate Margin for such fiscal quarter shall be 1.00% and the LIBOR Rate Margin for such fiscal quarter shall be 3.25%, and
                           (ii) if the Total Funded Debt Ratio for the immediately preceding fiscal quarter is equal to or greater than 1.50:1.00, then the Prime Rate Margin for such fiscal quarter shall be 1.50% and the LIBOR Rate Margin for such fiscal quarter shall be 3.75%; provided, however, that for the fiscal quarter beginning on April 1, 2009 and thereafter, for any fiscal quarter in which Borrower maintains Liquidity equal to or greater than $20,000,000 for the entire fiscal quarter, the above-listed Prime Rate Margins and LIBOR Margins shall each be reduced by 0.50%."

                  III. The Loan Modification Agreement shall be amended by
                    deleting the following, appearing in Section 6.2(a)(i) thereof, in its entirety:


                           "(i) as soon as available, and in any event within thirty (30) days after the end of each month, and upon each request for a Credit Extension, a Transaction Report together with such supporting information as Bank may reasonably request;"


                           and inserting in lieu thereof the following:

                           "(i) as soon as available, and in any event within fifteen (15) days after the end of each month, and upon each request for a Credit Extension, a Transaction Report together with such supporting information as Bank may reasonably request;"

                  IV. The Loan Modification Agreement shall be amended by
                    deleting the following, appearing in Section 6.2(a)(ii) thereof, in its entirety:


                           "(ii) as soon as available, and in any event within thirty (30) days after the end of each month, (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, deferred revenue report and general ledger;"

                           and inserting in lieu thereof the following:

                           "(ii) as soon as available, and in any event within fifteen (15) days after the end of each month, (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, deferred revenue report and general ledger;"

                  V.The Loan Agreement shall be amended by deleting the
                    following, appearing in Section 6.3(c) thereof, in its entirety:


                           "(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Accounts shall be deposited by Borrower into a lockbox account, or such other "blocked account" as Bank may specify, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. Whether or not an Event of Default has occurred and is continuing, Borrower shall hold all Payments on, and proceeds of, Accounts in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed, to be applied to the Obligations pursuant to the terms of
                           Section 9.4 hereof, provided, however, in the event no Default or Event of Default has occurred and is continuing and Borrower maintains unrestricted cash and Cash Equivalents at Bank plus the Availability Amount under the Revolving Line of (a) for the period beginning on the First Modification Execution Date and ending on May 30, 2008, no less than $10,000,000;
                           (b) for the period beginning on May 31, 2008 and ending on August 30, 2008, no less than $15,000,000; and (c) for the period beginning on August 31, 2008 and thereafter, $20,000,000, then in each case all Payments on, and proceeds of, Accounts shall be transferred by Bank to an operating account of Borrower maintained at Bank."


                           and inserting in lieu thereof the following:

                           "(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Accounts shall be deposited by Borrower into a lockbox account, or such other "blocked account" as Bank may specify, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. Whether or not an Event of Default has occurred and is continuing, Borrower shall hold all Payments on, and proceeds of, Accounts in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed, to be applied to the Obligations pursuant to the terms of
                           Section 9.4 hereof; provided, however, in the event no Default or Event of Default has occurred and is continuing, (a) through and including the fiscal quarter of the Borrower ending March 31, 2009, all Payments on and proceeds of, Accounts shall be transferred by Bank to an operating account of Borrower maintained at Bank; and (b) for the period beginning on April 1, 2009 and thereafter, at any time in which Borrower maintains unrestricted cash and Cash Equivalents at Bank plus the Availability Amount under the Revolving Line of no less than $20,000,000, then all Payments on, and proceeds of, Accounts shall be transferred by Bank to an operating account of Borrower maintained at Bank."


                  VI. The Loan Agreement shall be amended by deleting the
                    following, appearing as Section 6.9(i) thereof, in its entirety:


                           "(i) Adjusted Quick Ratio. On a consolidated basis, a ratio of Quick Assets to Current Liabilities minus Deferred Revenue of not less than the following amounts

                                            Period                                 Minimum Adjusted Quick Ratio
                     Effective Date through March 31, 2008                                  0.75:1.00
                     April 1, 2008 through December 31, 2008                                0.85:1.00
                     Thereafter                                                             1.00:1.00"

                           and inserting in lieu thereof the following:

                           "(i) Adjusted Quick Ratio. On a consolidated basis, a ratio of Quick Assets to Current Liabilities minus Deferred Revenue of not less than the following amounts

                                            Period                                 Minimum Adjusted Quick Ratio
                     Effective Date through February 28, 2009                               0.80:1.00
                     March 1, 2009 and thereafter                                           0.85:1.00"

                  VII. The Loan Agreement shall be amended by deleting the
                    following, appearing as Section 6.9(ii), in its entirety:

                           "(ii) Consolidated EBITDA. Maintain, calculated on a consolidated basis with each of its Subsidiaries, measured as of the end of each fiscal quarter, EBITDA of at least (a) $7,500,000, with respect to the fiscal quarters ending March 31, 2008 and June 30, 2008, (b) $9,000,000, with respect to the fiscal quarter ending September 30, 2008, and (c) $10,000,000, with respect to the fiscal quarter ending December 31, 2008 and with respect to each fiscal quarter thereafter."


                           and inserting in lieu thereof the following:

                           "(ii) Consolidated EBITDA. Maintain, calculated on a consolidated basis with each of its Subsidiaries, measured as of the end of each fiscal quarter, EBITDA of at least (a) $7,500,000, with respect to the fiscal quarters ending March 31, 2008 and June 30, 2008, (b) $7,000,000, with respect to the fiscal quarter ending September 30, 2008, and (c) $10,000,000, with respect to the fiscal quarter ending December 31, 2008 and with respect to each fiscal quarter thereafter."

                  VIII. The Loan Agreement shall be amended by deleting the
                    following, appearing as Section 6.9(iii), in its entirety:

                           "(iii) Borrower Cash Flow. For any fiscal quarter in which Borrower's unrestricted cash and Cash Equivalents maintained at Bank plus the Availability Amount under the Revolving Line is less than $20,000,000, Borrower shall maintain, calculated on a consolidated basis with its Existing Domestic Subsidiaries, Cash Flow of at least (I) for the fiscal quarter ending December 31, 2007, $1.00 and
                           (II) for each such fiscal quarter thereafter, $2,000,000."


                           and inserting in lieu thereof the following:

                           "(iii) Liquidity. Maintain, measured as of the last day of each fiscal month, Liquidity of at least (a) for the fiscal month ended September 30, 2008 through and including February 28, 2009, $10,000,000, and (b) for the fiscal month ending March 31, 2009 and each fiscal month thereafter, $15,000,000."

                  IX. The Compliance Certificate appearing as Exhibit C to the
                    Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.


4. CONDITIONS PRECEDENT. Prior to the Second Loan Modification Effective Date, Borrower shall have delivered to Bank evidence satisfactory to Bank, in its reasonable discretion, that KPN B.V., a private limited liability company organized under the laws of the Netherlands ("Creditor"), has agreed to defer, without causing a default or acceleration, receipt of payments, whether regularly scheduled or otherwise due and owing or that will become due and owing, of principal owed by Borrower to Creditor (pursuant to a certain Loan Agreement, dated as of April 9, 2008, by and between Creditor and Borrower), for each of the fiscal quarters ending September 30, 2008 and December 31, 2008 until each of the fiscal quarters ending March 31, 2009 and June 30, 2009, respectively.


5. FEES. Borrower shall pay to Bank a modification fee equal to One Hundred Twenty-Five Thousand Dollars ($125,000.00), which shall be due on or before the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this modification to the Loan Agreement.


6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 2, 2007 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.


7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above. Without limiting the foregoing, from and after the First Loan Modification Execution Date, each reference to the phrase "Agreement" in the Loan Agreement or "Loan Agreement" in any of the other Loan Documents shall mean the Loan Agreement as modified by this Loan Modification Agreement.


8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all Existing Loan Documents and all security or other Collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.


9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.


10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to make modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. RIGHT OF SET-OFF. In consideration of Bank's agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.


12. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER AND JUDICIAL REFERENCE. The provisions of Section 11 of the Loan Agreement are hereby incorporated herein in their entirety.


13. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.


            [The remainder of this page is intentionally left blank]

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                              BANK:

IBASIS, INC.                           SILICON VALLEY BANK

By:    /s/ Richard Tennant             By:    /s/ Michael Tramack
       -------------------                    -------------------

Name:  Richard Tennant                 Name:  Michael Tramack
       ---------------                        ----------------

Title: CFO                             Title: Senior Vice President
       ---                                    ---------------------







                     Second Loan Modification Effective Date: September 30, 2008

Each of the undersigned hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of each of its Unconditional Guaranty, Security Agreement, IP Security Agreement (if applicable) and Perfection Certificate, in each case executed in connection with the Loan Agreement, and each acknowledges, confirms and agrees that each such document shall remain in full force and effect and in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.




IBASIS GLOBAL, INC.                    IBASIS RETAIL, INC.

By:   /s/ Richard Tennant              By:    /s/ Richard Tennant
      -------------------                     -------------------

Name: Richard Tennant                  Name:  Richard Tennant
      ---------------                         ---------------

Title: CFO                             Title: CFO
       ---                                    ---







IBASIS SECURITIES CORPORATION          KPN INTERNATIONAL NETWORK
SERVICES, INC.

By:    /s/ Richard Tennant             By:    /s/ Richard Tennant
       -------------------                    ------------------

Name:  Richard Tennant                 Name:  Richard Tennant
       ---------------                        ---------------

Title: CFO                             Title: CFO
       ---                                    ---

                                    EXHIBIT A
                                    ---------

                             COMPLIANCE CERTIFICATE

TO:  SILICON VALLEY BANK                                      Date:
                                                                   -------------
FROM:    IBASIS, INC.

The undersigned authorized officer of IBASIS, INC. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under "Complies" column.

                       Reporting Covenant                                       Required                       Complies
                       ------------------                                       --------                       --------

Quarterly consolidated and consolidating                      Quarterly within 45 days                         Yes No
 financial statements with
Compliance Certificate

Annual financial statement (CPA Audited) + CC                 FYE within 120 days                              Yes No

10-Q, 10-K and 8-K                                            Within 5 days after filing with SEC              Yes No

A/R & A/P Agings, Borrowing Base and Transaction              Monthly within 30 days                           Yes No
Reports

Other filings with the SEC or any other regulatory agency     Within 10 days after filing                      Yes No


The following Intellectual Property was registered after the Effective Date and since the last Compliance Certificate was provided to the Bank (if no registrations, state "None")

                            Financial Covenant                         Required        Actual                  Complies

 Maintain:

 Minimum Adjusted Quick Ratio (Quarterly)                              _____:1.0       _____:1.0                Yes No

 Minimum Consolidated EBITDA (Quarterly)                               $_______        $_______                 Yes No

 Minimum Liquidity (Monthly)                                           $_____          $_____                   Yes No

         The following financial covenant analyses and information set forth in
Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

         The following are the exceptions with respect to the certification above: (If no exceptions exist, state "No exceptions to note.")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


IBASIS, INC.                            BANK USE ONLY

                                        Received by:
                                                    ----------------------
By:                                                      AUTHORIZED SIGNER
    -----------------------------------
Name:                                   Date:
      ---------------------------------             ---------------------
Title:
      --------------------------------  Verified:
                                                    ----------------------
                                                         AUTHORIZED SIGNER
                                       Date:
                                                    ----------------------
                                       Compliance Status:       Yes     No

                      Schedule 1 to Compliance Certificate
                      ------------------------------------

                         Financial Covenants of Borrower
                         -------------------------------


Dated:   ____________________


I.       Adjusted Quick Ratio (Section 6.9(i))
Required:         _____:1.00

Actual:

A.        Aggregate value of the unrestricted cash and cash equivalents of Borrower and its               $
          Subsidiaries at Bank                                                                             --------


B.        Aggregate value of the net billed accounts receivable of Borrower and its Subsidiaries          $
                                                                                                           --------

C.        Aggregate value of the Investments with maturities of fewer than 12
          months of Borrower and it Subsidiaries                                                          $
                                                                                                           --------

D.        Quick Assets (the sum of lines A through C)                                                     $
                                                                                                           --------

E.        Aggregate value of Obligations to Bank                                                          $
                                                                                                           --------

F.        Aggregate value of liabilities of Borrower and its Subsidiaries
          (including all Indebtedness) that matures within one (1)
                                                                                                          $

G.        Current Liabilities (the sum of lines E and F)                                                  $
                                                                                                           --------

H.        Aggregate value of all amounts received or invoiced by Borrower in advance
          of performance under contracts and not yet recognized as revenue                                $
                                                                                                           --------

I         Line G minus line H                                                                             $
                                                                                                           --------

J.        Adjusted Quick Ratio (line D divided by line I)                                                  --------


Is line J equal to or greater than ___:1:00?

                    No, not in compliance                                                 Yes, in  compliance
         ---------                                                              --------



II. Consolidated EBITDA of Borrower and its Subsidiaries (Section 6.9(ii))

Required:         $7,000,000 for the quarter ended September 30, 2008; 10,000,000 for each fiscal quarter thereafter

Actual:

A.        Net Income                                                                                      $
                                                                                                           --------
B.        Interest Expense                                                                                $
                                                                                                           --------
C.        Depreciation expense (to the extent deducted from Net Income)                                   $
                                                                                                           --------

D.        Amortization expense (to the extent deducted from Net Income)                                   $
                                                                                                           --------

E.        Income Tax Expense                                                                              $
                                                                                                           --------
F.        Consolidated EBITDA (line A plus line B plus line C plus line D plus line E                     $
                                                                                                           --------


Is line F equal to or greater than $                                   ?
                                    -----------------------------------

                    No, not in compliance                                                 Yes, in compliance
         ---------                                                              --------

III.     LIQUIDITY of Borrower (Section 6.9(iii))

Required:         $
                   -----------------

Actual:

A. Unrestricted cash at Bank                                                                              $
                                                                                                           -------
B. Availability Amount                                                                                    $
                                                                                                           -------
C.        LIQUIDITY (line A plus line B)                                                                  $
                                                                                                           -------


Is line C equal to or greater than $
                                    --------------------------

                    No, not in compliance                                                 Yes, in compliance
         ---------                                                              --------
